STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - Donegal Mutual Insurance Company 401(k) Plan [Member] - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment Income
Dividends and Interest	$ 4,280,151	$ 3,870,278
Net Appreciation in Fair Value of Investments	25,119,964	21,686,421
Total investment income	29,400,115	25,556,699
Contributions
Employer	4,261,641	4,017,586
Participants	8,333,538	7,823,215
Rollover	1,410,660	1,040,913
Total contributions	14,005,839	12,881,714
Total Additions	43,405,954	38,438,413
Benefits Paid to Participants	(26,405,051)	(13,247,733)
Administrative Expenses	(6,376)	(5,544)
Total Deductions	(26,411,427)	(13,253,277)
Net Increase	16,994,527	25,185,136
Net Assets Available for Benefits
Beginning of Year	198,201,529	173,016,393
End of Year	$ 215,196,056	$ 198,201,529